THE OBERWEIS FUNDS
(The “Trust”)

Oberweis Global Opportunities Fund

Oberweis Micro-Cap Fund

Oberweis Small-Cap Opportunities Fund

Oberweis International Opportunities Fund

Oberweis China Opportunities Fund

Oberweis Emerging Markets Fund

SUPPLEMENT DATED MAY 19, 2023
TO STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2023

IMPORTANT NOTICE

Effective May 15, 2023, the fourth full paragraph on page 24 in the “Management” section of the Statement of Additional Information will be replaced with the following:

Excluded from the calculation of ordinary operating expenses are expenses such as interest, taxes and brokerage commissions and extraordinary items such as litigation costs. Any such reimbursement is computed and accrued on a daily basis and settled on a monthly basis based upon the expenses and average net assets computed through the last business day of the month. As of the end of the Trust's fiscal year, the aggregate amounts of reimbursement, if any, by OAM to each of the Global Opportunities Fund, Micro-Cap Fund and Small-Cap Opportunities Fund in excess of the amount necessary to limit the operating expenses on an annual basis to said expense limitation shall be refunded to OAM. For each of the International Opportunities Fund, China Opportunities Fund and Emerging Markets Fund, OAM shall be refunded the amount of any expenses reimbursed within three years following the date of the reimbursement if the repayment does not cause a Fund’s expenses to exceed the expense limitation in place at the time of the repayment or at the time of reimbursement, whichever is lower. In no event will OAM be required to reimburse a Fund in an amount exceeding its management and investment advisory fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call The Oberweis Funds at 1-800-245-7311.